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                                   EXHIBIT 10.14.3


                                Coast Business Credit
                            a Division of Southern Pacific
                              Thrift & Loan Association
                         12121 Wilshire Boulevard, Suite 1111
                            Los Angeles, California 90025





                                  February 19, 1998





Universal International, Inc.
Only Deals, Inc.
5000 Winnetka Avenue North
New Hope, Minnesota 55428

                    Re: Waiver of Event of Default
                        --------------------------

Ladies and Gentlemen:

          UNIVERSAL INTERNATIONAL, INC., a Minnesota corporation, and ONLY DEALS, INC., a Minnesota corporation (jointly and severally, "BORROWERS"), have requested that COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association, a California corporation ("LENDER") waive the Event of Default under that certain Loan and Security Agreement, dated as of June 6, 1997, as amended to date, between Lender and Borrowers (the "LOAN AGREEMENT") resulting from Borrowers' noncompliance during the period beginning January 1, 1998 and ending March 30, 1998 with the financial covenant set forth in Section 7 of the Schedule to the Loan Agreement under the heading "Additional Covenants (Section 5.1)" requiring Borrowers and ONE to maintain at all times a Consolidated Tangible Net Worth equal to at least Ten Million Dollars ($10,000,000). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

          Lender hereby waives compliance by Borrowers during the period beginning January 1, 1998 and ending March 30, 1998 with the foregoing financial covenant pertaining to Consolidated Tangible Net Worth, and agrees not to exercise its rights and remedies under the Loan Agreement or applicable law in respect of such Event of Default; PROVIDED, HOWEVER, Lender shall be free to exercise all of its rights and remedies under the Loan Agreement and applicable law in the event of Borrowers' violation or breach after March 30, 1998 of such financial covenant.


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Universal International, Inc.
Only Deals, Inc.
February 19, 1998
Page 2


          The foregoing waiver is not a continuing waiver, and Lender does not hereby amend the terms and provisions of the Loan Agreement. Upon the occurrence of any Event of Default after the date hereof, or in the event that Lender learns of any Event of Default which occurred prior to the date hereof (other than a breach of the financial covenant described above during the period beginning January 1, 1998 and ending March 30, 1998), Lender shall be free to exercise any and all of its various rights and remedies under the Loan Agreement and applicable law.

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Universal International, Inc.
Only Deals, Inc.
February 19,1998
Page 3

          Please indicate your agreement with the foregoing by signing in the space provided below.

                                           Very truly yours,

                                           COAST BUSINESS CREDIT, a division of
                                           Southern Pacific Thrift & Loan
                                           Association, a California corporation

                                           By: /s/ John D. Andrews
                                              ----------------------------------
                                           Title:     Vice President
                                                   -----------------------------

ACKNOWLEDGED AND AGREED:

UNIVERSAL INTERNATIONAL, INC.
a Minnesota corporation


By:   /s/ Dennis A. Hill
   -------------------------------
Title:   CFO
      ----------------------------

ONLY DEALS, INC.
a Minnesota corporation


By:   /s/ Dennis A. Hill
   -------------------------------
Title:   CFO
      ----------------------------